Exhibit 99.2

Fourth Quarter and Full Year 2014 Financial Review and Analysis (preliminary, unaudited) Supplemental Presentation Materials Unless otherwise indicated, the discussion of the company’s results is focused on its continuing operations, and comparisons are to the same period in the prior year. Results reflect classification of Office and Consumer Products (OCP) and Designed and Engineered Solutions (DES) as discontinued operations. The company completed the sale of these businesses on July 1, 2013. February 2, 2015

Certain statements contained in this document are "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and financial or other business targets, are subject to certain risks and uncertainties. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but not limited to risks and uncertainties relating to the following: fluctuations in demand affecting sales to customers; worldwide and local economic conditions; fluctuations in currency exchange rates and other risks associated with foreign operations, including in emerging markets; the financial condition and inventory strategies of customers; changes in customer preferences; fluctuations in cost and availability of raw materials; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; impact of competitive products and pricing; loss of significant contracts or customers; collection of receivables from customers; selling prices; business mix shift; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; integration of acquisitions and completion of potential dispositions; amounts of future dividends and share repurchases; customer and supplier concentrations; successful implementation of new manufacturing technologies and installation of manufacturing equipment; disruptions in information technology systems, including cyber-attacks or other intrusions to network security; successful installation of new or upgraded information technology systems; data security breaches; volatility of financial markets; impairment of capitalized assets, including goodwill and other intangibles; credit risks; our ability to obtain adequate financing arrangements and maintain access to capital; fluctuations in interest and tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; outcome of tax audits; fluctuations in pension, insurance, and employee benefit costs; impact of legal and regulatory proceedings, including with respect to environmental, health and safety; changes in governmental laws and regulations; protection and infringement of intellectual property; changes in political conditions; impact of epidemiological events on the economy and our customers and suppliers; acts of war, terrorism, and natural disasters; and other factors. We believe that the most significant risk factors that could affect our financial performance in the near-term include: (1) the impacts of economic conditions on underlying demand for our products and foreign currency fluctuations; (2) competitors' actions, including pricing, expansion in key markets, and product offerings; and (3) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through selling price increases, without a significant loss of volume. For a more detailed discussion of these and other factors, see “Risk Factors” and “Management’s Discussion and Analysis of Results of Operations and Financial Condition” in our 2013 Form 10-K, filed on February 26, 2014 with the Securities and Exchange Commission, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reflect subsequent events or circumstances, other than as may be required by law.

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP financial measures as defined by SEC rules. These non-GAAP financial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, including limitations associated with these non-GAAP financial measures, are provided in the financial schedules accompanying the earnings news release for the quarter (see Attachments A-2 through A-5 to news release dated February 2, 2015). Our non-GAAP financial measures exclude the impact of certain events, activities, or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP financial measures, may make it difficult to assess our underlying performance in a single period. By excluding the accounting effects, both positive and negative, of certain items (e.g., restructuring costs, asset impairments, legal settlements, certain effects of strategic transactions and related costs, losses from debt extinguishments, losses from curtailment and settlement of pension obligations, gains or losses on sale of certain assets, and other items), we believe that we are providing meaningful supplemental information to facilitate an understanding of our core operating results and liquidity measures. These non-GAAP financial measures are used internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for a single period. While some of the items we exclude from GAAP financial measures recur, they tend to be disparate in amount, frequency, or timing. We use the following non-GAAP financial measures in this presentation: Organic sales change refers to the increase or decrease in sales excluding the estimated impact of currency translation, product line exits, acquisitions and divestitures, and, where applicable, the extra week in the fiscal year. Adjusted operating margin refers to income from continuing operations before interest expense and taxes, excluding restructuring costs and other items, as a percentage of sales. Adjusted income from continuing operations refers to reported income from continuing operations adjusted for tax-effected restructuring costs and other items. Adjusted EPS refers to reported income from continuing operations per common share, assuming dilution, adjusted for tax-effected restructuring costs and other items. Free cash flow refers to cash flow from operations, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from sales (purchases) of investments, plus discretionary contributions to pension plans and charitable contribution to Avery Dennison Foundation utilizing proceeds from divestitures. Free cash flow excludes uses of cash that do not directly or immediately support the underlying business, such as discretionary debt reductions, dividends, share repurchases, and certain effects of acquisitions and divestitures (e.g., cash flow from discontinued operations, taxes, and transaction costs). Adjusted EBITDA refers to earnings before interest expense, taxes, depreciation, and amortization, excluding restructuring costs and other items. Net debt to adjusted EBITDA refers to total debt less cash and cash equivalents, divided by adjusted EBITDA. Return on total capital refers to adjusted income from continuing operations excluding the expense and tax benefit of debt financing divided by the average of beginning and ending invested capital. This document has been furnished (not filed) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com.

Full Year Overview 2014 EPS growth in line with original guidance; continued progress towards long term targets Sales up approx. 3% on organic basis, driven by higher volume in PSM Operating margin, as reported, declined by 10 basis points Adjusted operating margin improved 30 basis points Reported EPS (including discontinued operations) of $2.60 Adjusted EPS (non-GAAP, continuing operations) of $3.11, up 16% Free cash flow from continuing operations of $204 mil. Below prior year due to higher working capital requirements (including year end timing of vendor payments and customer receipts) and currency fluctuation Expect ongoing free cash flow conversion of net income to be 100%+ Continued focus on cost and capital discipline Achieved approx. $35 million of restructuring savings Returned $481 million of cash to shareholders, including the repurchase of 7.4 million shares for $356 million

Fourth Quarter Overview and 2015 Outlook 4Q 2014 EPS above expectations due to tax planning benefit Sales increased by approx. 1% on organic basis, below expectations due to decline in RBIS Operating margin, as reported, was unchanged as the benefit from productivity initiatives and higher volume roughly offset the net impact of raw material input costs and pricing, higher restructuring costs, and a prior year gain on sale of assets Adjusted operating margin improved 70 basis points Reported EPS (including discontinued operations) of $0.76 Adjusted EPS (non-GAAP, continuing operations) of $0.90, up 30% Free cash flow in the fourth quarter was $122 mil. 2015 Outlook Adjusted EPS of $3.20 to $3.40 on 3% to 4% organic sales growth Solid free cash flow and strong balance sheet Continued intent to return majority of cash to shareholders, while investing for future productivity and growth Fourth Quarter and Full Year 2014 Financial Review and Analysis February 2, 2015

4Q13 1Q14 2Q14 3Q14 4Q14 Organic Sales Change 6.6% 4.9% 4.0% 3.2% 0.5% Currency Translation 0.2% (1.2%) 0.1% 0.4% (3.7%) Extra week -- -- -- -- 4.5% Reported Sales Change* 6.8% 3.4% 4.1% 3.6% 1.3% Sales Trend Analysis *Totals may not sum due to rounding and other factors.

Segment Sales and Margin Analysis 4Q14 Reported Organic Sales Growth: Pressure-sensitive Materials 2% 2% Retail Branding and Information Solutions (3%) (5%) Vancive Medical Technologies 29% 32% Continuing Operations 1% 1% Adjusted As Reported (Non-GAAP) 4Q14 4Q13 4Q14 4Q13 Operating Margin: Pressure-sensitive Materials 10.1% 9.5% 10.6% 9.6% Retail Branding and Information Solutions 5.5% 7.4% 6.8% 7.5% Vancive Medical Technologies (20.0%) (12.1%) (1.8%) (12.1%) Continuing Operations 7.2% 7.2% 8.1% 7.4%

Fourth Quarter Segment Overview PRESSURE-SENSITIVE MATERIALS (PSM) Reported sales of $1.18 bil., up approx. 2% compared to prior year Sales up approx. 2% on organic basis Label and Packaging Materials sales up low single digits on organic basis Combined sales of Graphics and Performance Tapes up mid-single digits on organic basis Operating margin improved 60 basis points to 10.1% as the benefit from productivity initiatives and higher volume was partially offset by the net impact of raw material input costs and pricing along with higher restructuring costs Adjusted operating margin improved 100 basis points RETAIL BRANDING AND INFORMATION SOLUTIONS (RBIS) Reported sales of $406 mil., down approx. 3% due to lower volume in Europe and North America Sales down approx. 5% on organic basis Operating margin declined 190 basis points to 5.5% as the impact of lower volume, a prior year gain on sale of assets, and other factors more than offset the benefit from productivity initiatives and lower employee costs Adjusted operating margin declined 70 basis points

2015 EPS Guidance

Reported EPS	$2.95 - $3.15
Add Back:	
Estimated restructuring costs and other items	~$0.25
Adjusted EPS (non-GAAP)	$3.20 - $3.40

Contributing Factors to 2015 Results

- Organic sales growth of 3% to 4% *(excludes 2014 benefit from extra week of sales)*
  - Loss of extra week represents approx. 1% reduction to net sales
- Based on current rates, currency translation represents:
  - ~6.5% reduction to net sales
  - ~$35 mil. reduction to EBIT
- At current rates, reported net sales down 3.5% to 4.5%
- Expect incremental savings of ~$60 mil. from restructuring actions
- Tax rate in the low to mid-thirty percent range
- Average shares outstanding (assuming dilution) of ~91 mil.
- Capital expenditures (including IT) of ~$175 mil. and cash restructuring costs of ~$35 mil.

9 | Fourth Quarter and Full Year 2014 Financial Review and Analysis | February 2, 2015

AVERY DENNISON Inspired Brands. Intelligent World.™

Strong progress against 2015 targets 3% – 5% Organic Sales Growth 10% – 15% Adjusted(2) Net Income Growth $300 mil.+ Annual Free Cash Flow 15% – 20%+ Adjusted(2) EPS Growth 1.7x to 2.0x Net Debt to Adjusted(2) EBITDA 2012 – 2015 TARGETS(1) ~4% 14% – 17% ~$300 mil. 19% – 21% < 2x 2012 – 2015 OUTLOOK(1) FROM CONTINUING OPERATIONS All percentages reflect four-year compound annual growth rates, with 2011 as the base period Excluding restructuring charges and other items

Targeting Continued Strong Progress Through 2018 4% – 5% CAGR(1) Organic Sales Growth 9%–10% in 2018 (up ~ 2 pts vs 2013) Adjusted(2) Operating Margin 16%+ in 2018 (up 4+ pts vs 2013) Return on Total Capital (ROTC)(2) 12% – 15%+ CAGR(1) Adjusted(2) EPS Growth 1.7x to 2.0x Net Debt to adjusted(2) EBITDA 2014 – 2018 TARGETS 3% 7.8% 14% 16% 1.4x 2014 RESULTS Reflects five-year compound annual growth rates, with 2013 as the base period Excluding restructuring charges and other items

Appendix: Reconciliation of Non-GAAP Financial Measures (Organic sales change) 3-Yr Avery Dennison 2011 2012 2013 2014 CAGR Net sales $5,844.9 $5,863.5 $6,140.0 $6,330.3 Organic sales change 3.8% 4.8% 3.1% 3.9% Foreign currency translation -3.4% 0.1% -1.1% Extra week impact 1.2% Reported sales change* 0.3% 4.7% 3.1% Pressure-sensitive Materials 2011 2012 2013 2014 Net sales $4,261.0 $4,257.6 $4,455.0 $4,658.1 Organic sales change 4.1% 4.7% 4.7% 4.5% Foreign currency translation -4.2% 0.1% -1.4% Extra week impact 1.2% Reported sales change* -0.1% 4.6% 4.6% Retail Branding & Information Solutions 2011 2012 2013 2014 Net sales $1,510.1 $1,535.0 $1,611.1 $1,591.6 Organic sales change 3.1% 4.9% -1.6% 2.1% Foreign currency translation -1.5% 0.0% -0.6% Extra week impact 1.1% Reported sales change* 1.6% 5.0% -1.2% Vancive Medical Technologies 2011 2012 2013 2014 Net sales $73.8 $70.9 $73.9 $80.6 Organic sales change 2.9% 7.6% 8.4% 6.3% Foreign currency translation -3.9% 1.4% 0.4% Product Line Exit -2.9% -4.8% Extra week impact 0.3% Reported sales change* -3.9% 4.2% 9.1% *Totals may not sum due to rounding and other factors. ($ in millions)

Appendix: Reconciliation of Non-GAAP Financial Measures (EBIT/EBITDA Margins by Segment: Full Year 2014) Retail Pressure- Branding & Vancive sensitive Information Medical ($ in millions) Materials Solutions Technologies Net sales $4,658.1 $1,591.6 $80.6 Earnings before interest and taxes ("EBIT"), as reported $434.4 $87.9 ($11.7) EBIT margin, as reported 9.3% 5.5% -14.5% Non-GAAP Adjustments: Restructuring costs: Severance and related costs $38.3 $16.0 --- Asset impairment and lease cancellation charges $1.9 $5.3 $4.2 Other items $1.4 $0.7 --- Adjusted EBIT (non-GAAP) $476.0 $109.9 ($7.5) Adjusted EBIT margin (non-GAAP) 10.2% 6.9% -9.3% Depreciation and amortization* $116.1 $81.4 $4.2 Adjusted earnings before interest, taxes, depreciation & amortization ("EBITDA") $592.1 $191.3 ($3.3) Adjusted EBITDA margin 12.7% 12.0% -4.1% * Reflects total company depreciation and amortization expense, including indirect depreciation and amortization (primarily software) allocated to the segments on a percentage of sales basis

Appendix: Reconciliation of Non-GAAP Financial Measures (Net Income and EPS) 3-Yr 2014 ($ in millions) 2011 2012 2013 2014 CAGR Growth As reported net income from continuing operations $141.7 $157.6 $244.3 $251.1 2.8% Non-GAAP adjustments, net of tax: Restructuring costs and other items $28.9 $45.0 $24.3 $46.9 Adjusted non-GAAP net income from continuing operations $170.6 $202.6 $268.6 $298.0 20.4% 10.9% 3-Yr 2014 2011 2012 2013 2014 CAGR Growth As reported net income per common share from continuing operations, assuming dilution $1.33 $1.52 $2.44 $2.62 7.4% Non-GAAP adjustments per common share, net of tax: Restructuring costs and other items $0.27 $0.44 $0.24 $0.49 Adjusted non-GAAP net income per common share from continuing operations, assuming dilution $1.60 $1.96 $2.68 $3.11 24.8% 16.0% EPS Net Income

Appendix: Reconciliation of Non-GAAP Financial Measures (Net Debt to Adjusted EBITDA) 4-pt ($ in millions) 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 Avg. Net sales $1,498.9 $1,552.3 $1,504.9 $1,583.9 $1,550.1 $1,615.8 $1,559.6 $1,604.8 Earnings before interest and taxes ("EBIT"), as reported $93.3 $124.3 $90.8 $113.7 $103.2 $92.7 $116.6 $115.2 Non-GAAP Adjustments: Restructuring costs: Severance and related costs $6.8 $5.4 $8.7 $6.3 $7.0 $35.9 $5.1 $6.7 Asset impairment, lease and other contract cancellation charges $1.3 $2.4 $8.0 $1.4 $0.3 $2.6 $1.6 $6.9 Other items ($0.6) ($8.1) $9.0 ($4.0) --- --- $1.1 $1.0 Adjusted EBIT (non-GAAP) $100.8 $124.0 $116.5 $117.4 $110.5 $131.2 $124.4 $129.8 Depreciation $35.0 $34.5 $35.4 $30.7 $33.6 $32.4 $33.0 $36.5 Amortization $16.5 $17.3 $17.0 $18.2 $16.4 $17.0 $16.1 $16.6 Adjusted earnings before interest, taxes, depreciation & amortization ("EBITDA") $152.3 $175.8 $168.9 $166.3 $160.5 $180.6 $173.5 $182.9 Total Debt $1,357.4 $1,389.6 $1,065.7 $1,027.5 $1,118.3 $1,172.7 $1,112.2 $1,149.6 Less: Cash and cash equivalents $207.7 $211.6 $309.6 $351.6 $205.1 $221.9 $195.6 $227.0 Net Debt $1,149.7 $1,178.0 $756.1 $675.9 $913.2 $950.8 $916.6 $922.6 Net Debt to Adjusted LTM* EBITDA ( Non-GAAP) 1.4 1.4 1.3 1.3 1.4 *LTM = Last twelve months

Appendix: Reconciliation of Non-GAAP Financial Measures (Return on Total Capital (ROTC)) ($ in millions) Avery Dennison 2012 2013 2014 As reported net income from continuing operations $244.3 $251.1 Non-GAAP adjustments, net of tax: Restructuring costs and other items $24.3 $46.9 Adjusted non-GAAP net income from continuing operations $268.6 $298.0 Interest Expense, net of tax benefit $39.6 $43.6 Effective Tax Rate 32.8% 31.1% Adjusted non-GAAP net operating profit after taxes from continuing operations $308.2 $341.6 Total Debt $1,222.4 $1,027.5 $1,149.6 Shareholders' Equity $1,580.9 $1,492.2 $1,066.5 Return on Total Capital (ROTC) 11.6% 14.4%

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